                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                VERDANT BRANDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            [Logo of Verdant Brands]


                                                                  April 19, 2000


Dear Shareholder:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Verdant Brands, Inc. on Thursday, May 25, 2000 at 3:30 p.m. local time at the offices of Verdant Brands at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting. The Annual Report for the year ended December 31, 1999 is also enclosed.

Your vote is important. Please vote your shares using the procedures described in the Proxy Statement whether or not you plan to attend the meeting.



                                       Sincerely,

                                       /s/ John Hetterick

                                       JOHN HETTERICK
                                       President and Chief Executive Officer

                            [Logo of Verdant Brands]


                            NOTICE OF ANNUAL MEETING


                                   ----------


     The Annual Meeting of Shareholders of Verdant Brands, Inc. will be held on Thursday, May 25, 2000 at 3:30 p.m. local time at the offices of Verdant Brands at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 to take action on the following matters:

     1.   To elect eight directors for a one year term.

     2. To consider and vote upon the ratification of the selection of independent accountants to audit the Company's consolidated financial statements for 2000.

     3. To consider and vote upon a proposal to amend the Company's 1996 Incentive and Stock Option Plan to increase the number of shares of Company common stock available for issuance and to increase the limit on options that may be granted to any individual in any year.

     4. To consider and vote upon a proposal to amend the Company's Stock Option Plan for Non-Employee Directors to increase the number of shares of Company common stock available for issuance, to eliminate the automatic grant of options, and to give the Board of Directors discretion with respect to the size and timing of grants to directors.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof. The company knows of no other business to be brought before the meeting.

     Shareholders of record at the close of business on March 27, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting.

                                       By Order of the Board of Directors,

                                       /s/ Monica Jeffries

                                       MONICA JEFFRIES
                                       Secretary

                                       Dated: April 19, 2000


                       YOU ARE URGED TO DATE AND SIGN THE
            ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE
          REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                PROXY STATEMENT


                                   ----------


GENERAL INFORMATION

     The Board of Directors of Verdant Brands, Inc. ("Verdant" or the "Company") is soliciting your proxy for use at the Annual Meeting of Shareholders to be held on May 25, 2000. These proxy materials are being mailed to Shareholders beginning on April 19, 2000. The Company's principal executive offices are located at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 and its main telephone number is (612) 703-3300.

WHO CAN VOTE

     Holders of record of Verdant's Common Stock at the close of business on March 27, 2000 are eligible to vote at the meeting. As of the close of business on that date, Verdant had 5,112,850 shares of Common Stock outstanding, each share being entitled to one vote.

HOW TO VOTE

     In addition to voting in person at the meeting, Shareholders of record can vote by proxy by mailing their signed proxy cards. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

REVOCATION OF PROXIES

     A Shareholder of record may revoke the proxy at any time before the vote is taken at the meeting by sending written notice of the revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by voting in person at the meeting. All properly executed proxies not revoked will be voted at the meeting in accordance with their instructions. A proxy that is signed and returned by a Shareholder of record with no specification marked in the instruction boxes will be voted in accordance the recommendations of the Board of Directors as outlined in this Proxy Statement. If any other proposals are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies.

PROXY SOLICITATION

     Directors, officers and employees of Verdant may solicit proxies on behalf of the Company by communicating with Shareholders personally or by telephone, mail, facsimile transmission, email or mail. All expenses in connection with the solicitation of proxies will be paid by the Company. Verdant will request banks and brokers to solicit proxies from their customers where appropriate and will reimburse them for reasonable out of pocket expenses.

QUORUM AND VOTING REQUIREMENTS

     Verdant's by-laws provide that a majority of the shares entitled to a vote, whether present in person or represented by proxy, constitutes a quorum at meetings of Shareholders. Generally, the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on each matter is required for the election of each director nominee and the approval of each other matter to be acted upon. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. Consequently, abstentions and withheld votes have the same effect as a no vote. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

                                  PROPOSAL ONE
                                  ------------
                              ELECTION OF DIRECTORS

     The Board of Directors recommends the election as directors of the Company of Messrs. Goldberg, Stofer, Fischer, Lovness, Pass, Yanni, Hetterick and Oakey (the "Nominees") to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each Nominee is presently a director of the Company.

     Unless instructed not to vote for the election of directors, the proxies will vote to elect the Nominees. If any of the Nominees is not a candidate for election at the meeting, which is not presently anticipated, the proxy holders may vote for such other person or persons as they so choose. The term of office of each existing director extends until the next annual meeting and until his successor is duly elected and qualified.

     The following information has been furnished to the Company by the respective individuals listed below.

                                        Principal Occupation and
   Name and Age                    Business Experience for Past Five Years          Director Since
Stanley Goldberg            Chairman of the Board of Directors of the Company        September 1992
Age 53                      since 1997; Chief Executive Officer of the Company
                            from 1993 to 1999; President of the Company from
                            1992 to 1998. Vice President and General Manager of
                            Thomson, S.A., World Wide Audio Division, a defense
                            and electronics company, from 1990 to 1992; General
                            Manager of Thomson S.A., Audio Americas Operations
                            from 1988 to 1990; Manager of Product Development
                            for General Electric Company, a consumer and
                            industrial products and defense company, from 1986
                            to 1988. Director of Destron-Fearing Corporation
                            and Medi-Ject Corporation.


John F.  Hetterick          President and Chief Executive Officer of the             June 1993
Age 54                      Company, effective December 1, 1999; President and
                            Chief Operating Officer of the Company from January
                            to December 1999; Independent consultant in the
                            consumer products industry, from 1997 to 1998;
                            President and Chief Executive Officer of
                            Rollerblade, Inc., a manufacturer of in-line
                            skates, from 1992 to 1997; President of Tonka
                            International, a division of Tonka, Corporation, a
                            toy manufacturer, from 1989 to 1991; Vice
                            President--Marketing of Pepsi-Cola International, a
                            manufacturer and distributor of soft drinks, from
                            1986 to 1989. Director of Bell Sports Corporation.

Volker G. Oakey             Chief Financial Officer of the Company, effective        December 1998
Age 59                      December 6, 1999, Executive Vice President of
                            Technology of the Company, since December 1998;
                            President of Consep, Inc. (acquired by Verdant in
                            December 1998), a developer, marketer and
                            manufacturer of pest control products for the
                            consumer and commercial markets, since 1985.

Robert W. Fischer@*         President of R.W. Fischer & Company, Inc., a             June 1981
Age 81                      corporate development and investment banking services
                            company, since 1979.

Donald E. Lovness           Former Senior Scientist of the Company until his         June 1965
Age 76                      retirement in December 1988.

Franklin Pass, M.D.+        Chairman and Chief Executive Officer of Medi-Ject        June 1990
Age 63                      Corporation, a manufacturer of needle-free
                            injection devices, since 1993; Chairman and Chief
                            Executive Officer of International Agricultural
                            Investments, Ltd., an agricultural and consulting
                            partnership, from 1990 to 1993; Chairman and Chief
                            Executive Officer of Bioseeds International, Inc.,
                            an agricultural seed company, from 1987 to 1990.
                            Director of Medi-Ject Corporation.

Gordon F. Stofer+@*         President of Cherry Tree Investments, Inc. and           December 1985
                            Managing General Partner of Cherry Tree  Ventures
                            venture capital partnerships since 1980; Chairman of
                            the Board of Directors of the Company from 1986 to
                            1997. Director of Coda Music Technology, Inc. and
                            Insignia Systems Inc.

Frederick F. Yanni,         President and Chief Executive Officer of Health          June 1993
Jr.+@*                      Services Medical Corporation of Central New York,
Age 57                      Inc., a network health maintenance organization,
                            since 1976; President and Chief Executive Officer
                            of Health Services Association, a provider of
                            ambulatory care, since 1972.

+    Member of Audit Committee
@    Member of Stock Option Committee
*    Member of Compensation Committee

        The Board of Directors recommends that you vote FOR each Nominee.


Meetings of the Board of Directors and Certain Committees

     During the year ended December 31, 1999, the Board of Directors met nine times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

     The Board of Directors of the Company has standing audit, compensation and stock option committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

     The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. During 1999, the audit committee held three meetings.

     The compensation committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation plans (other than the Company's 1986 Employee Incentive Stock Option Plan and the Company's 1996 Incentive and Stock Option Plan), fringe benefits and retirement benefits for all employees. During 1999, the compensation committee held four meetings.

     The stock option committee's sole function is to administer the Company's 1986 Employee Incentive Stock Option Plan, the Company's 1996 Incentive and Stock Option Plan and the Company's Stock Option Plan for Non-Employee Directors. During 1999, the stock option committee held four meetings.

                               EXECUTIVE OFFICERS

Name                          Age                       Position

John Hetterick                54         Chief Executive Officer and
                                         President

Volker G. Oakey               59         Executive Vice President and Chief
                                         Technology Officer; Chief Financial
                                          Officer

Scott A. Glatstein            41         Vice President and General Manager -
                                         Retail Products Division

Steven R. Hartmeier           42         Vice President and General Manager -
                                         Commercial Products Division

Paul DiCicco                  48         Senior Vice President - Operations

Monica Jeffries               39         Vice President - Finance; Secretary


     See the biographical information on Mr. Hetterick and Mr. Oakey under "Election of Directors."

     Scott A. Glatstein joined the Company in March 1998 as Vice President and General Manager - Retail Products Division. From 1990 to 1998, Mr. Glatstein served in several director and vice president level consumer products marketing positions with The Pillsbury Company. Prior to that he held various consumer marketing manager positions with General Mills, Inc. and ConAgra.

     Steven R. Hartmeier joined the Company in December 1998 in connection with the Company's acquisition of Consep, Inc. From 1992 through 1998, Mr. Hartmeier served in several director and vice president level commercial products marketing positions with Consep, Inc. Prior to that he served in various sales and marketing positions with Monsanto.

     Paul DiCicco joined the Company in August 1999 as Senior Vice President - Operations. From 1994 to 1999, Mr. DiCicco served as Vice President and General Manager of Minneapolis Operations with Mentor Corp., a medical device manufacturer and distributer.

     Monica Jeffries joined the Company in September 1999 as Vice President - Finance and Secretary. In 1999, Ms. Jeffries served as Assistant Corporate Controller at Imation Corp., a high-tech manufacturer. Ms. Jeffries served as Group Controller from 1997 to 1998 and as Divisional Controller from 1994 to 1997 with ADC Telecommunications, Inc., a manufacturer of telecommunications equipment.


                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to or earned by the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers for the years ended December 31, 1999, 1998 and 1997.

                                                                            Long-Term Compensation (12)
                                                                          ------------------------------------
                                            Annual Compensation                     Awards            Payouts
                                       -------------------------------    ------------------------   ---------
                                                             Other        Restricted    Securities   Long-Term
                                                             Annual          Stock      Underlying   Incentive     All Other
Name and                                Salary      Bonus    Compens-       Awards       Options       Payouts   Compensation
Principal Position              Year      ($)         ($)    ation ($)        ($)         (#)          ($)(8)       ($)(8)
------------------------------- -----  ----------  --------  ----------     --------   -----------   --------   ------------
John F. Hetterick,              1999     200,000         --     7,574 (2)       --      72,000           --          --
Chief Executive Officer
  and President (1)

Volker G. Oakey,                1999     125,825         --        --           --          --           --          --
Executive Vice President of     1998       7,867 (3)     --        --           --          --           --          --
  Technology and Chief
  Financial Officer

Scott A. Glatstein,             1999     150,000         --     4,800 (4)       --       5,000           --          --
Vice President and General      1998     112,981 (5) 15,000     3,600 (4)       --      22,000           --          --
  Manager - Retail
  Products

Steven R. Hartmeier,            1999     114,800         --        --           --       5,000           --          --
Vice President and              1998       7,175 (3)     --        --           --          --           --          --
  General Manager -
  Commercial Products
  Division

Stanley Goldberg,               1999     183,860         --    18,608 (7)       --     102,000       92,323     332,774 (9)
Former Chairman and Chief       1998     200,000         --    17,890 (7)       --          --       74,675      73,343
  Executive Officer (6)         1997     187,500     25,000    20,380 (7)       --      63,000       51,606      50,587

Mark G. Eisenschenk,            1999     114,583     25,000     5,090           --      20,000       29,899     152,709 (11)
Former Executive Vice           1998     125,000         --     5,046(10)       --      10,000       16,822      14,301
  President and                 1997      90,938     15,000     5,474(10)       --      10,000       11,594       9,856
  Chief Financial
  Officer (6)

----------
(1) Mr. Hetterick joined the Company in January 1999 and was named Chief Executive Officer and President of the Company on December 1, 1999. Prior thereto, Mr. Hetterick served as President and Chief Operating Officer.

(2) Includes compensation of $6,000 for automobile expense reimbursement, $853 relating to life insurance premiums and $721 for disability insurance premiums paid for Mr. Hetterick.

(3) Includes compensation beginning December 8, 1998, Mr. Volker's and Mr. Hartmeier's first date of employment with the Company.

(4)  Automobile expense reimbursement.

(5) Includes compensation beginning March 30, 1998, Mr. Glatstein's first date of employment with the Company.

(6) Mr. Goldberg and Mr. Eisenschenk each resigned their positions with the Company effective as of December 1, 1999.

(7)  Includes compensation of $6,495, $6,608 and $6,929 in 1999, 1998 and 1997,
     respectively, for automobile expense reimbursement. Includes compensation of $5,300, $4,365 and $6,318 in 1999, 1998 and 1997, respectively, relating to life insurance premiums paid for Mr. Goldberg. Includes $6,813, $6,917 and $7,133 in 1999, 1998 and 1997, respectively, for disability insurance premiums paid for Mr. Goldberg.

(8) Includes accruals for long-term incentive payouts and related accruals for income tax reimbursements relating to Mr. Goldberg's and Mr. Eisenschenk's employment with the Company. See "Employment Agreements and Other Agreements."

(9)  Includes a severance payment of $235,000 paid in December 1999.

(10) Includes compensation of $4,960, $4,800 and $4,800 in 1999, 1998 and 1997,
     respectively, for automobile expense reimbursement. Includes compensation of $130, $246 and $674 in 1999, 1998 and 1997, respectively, for disability insurance premiums paid for Mr. Eisenschenk.

(11) Includes a severance payment of $125,000 which accrued in 1999.

(12) Mr. Goldberg held 3,000 shares of restricted stock valued at $9,375 as of December 31, 1999.


                      OPTION GRANTS IN LAST FISCAL YEAR (1)

                                                                        % of Total
                                               Number of                 Options
                                               Securities               Granted to
                                           Underlying Options           Employees          Exercise
    Name                                        Granted                  in 1999             Price         Expiration Date
    ----                                       ---------                 -------            ------           -------------
John F. Hetterick                              72,000(2)                  24.1              5.3125              1/4/2009
Volker G. Oakey                                    --                       --                  --                    --
Scott A. Glatstein                              5,000(2)                   1.7              6.5625            12/31/2008
Steven R. Hartmeier                             5,000(2)                   1.7              6.5625             12/7/2008
Stanley Goldberg                              102,000(3)                  34.2                2.81             12/1/2004
Mark G. Eisenschenk                            20,000(4)                   6.7              4.6875             12/1/1999

----------
(1) The options are non-transferable and become immediately exercisable in full upon a change in control.

(2)  Options vest in equal monthly installments over a period of three years.

(3) Options for 52,000 shares vest immediately upon grant. Options for the remaining 50,000 shares vest in equal monthly installments over the five-year term of the option.

(4) Option granted May 25, 1999 and cancelled December 1, 1999 in connection with Mr. Eisenschenk's resignation.

                             Year End Option Values

                                                                                 Value of Unexercised
                                Number of Securities Underlying Unexercised       In-the-Money Options
                                        Options at End of 1999                      at End of 1999

 Name                                Exercisable     Unexercisable            Exercisable     Unexercisable
 ----                                -----------     -------------            -----------     -------------
 Mr. Hetterick                          26,000           50,000                        $0            $0

 Mr. Oakey                              21,385            7,578                        $0            $0

 Mr. Glatstein                          14,499           12,501                        $0            $0

 Mr. Hartmeier                           9,339            7,655                        $0            $0

 Mr. Goldberg                          109,050           50,000                   $16,380       $15,750

 Mr. Eisenschenk                        10,000                0                        $0            $0


Director Compensation

     The Company pays $200 per month to its non-employee directors. Outside directors who serve on committees of the Board are paid $500 per year. The Company also reimburses directors for travel and related expenses to and from Board of Directors and committee meetings which the directors attend. In 1993 the Board of Directors adopted the Stock Option Plan for Non-Employee Directors (the "Director Plan"), which was approved by the shareholders of the Company at the 1994 Annual Meeting. The Director Plan currently provides that each non-employee director shall receive an option to purchase 2,000 shares of Common Stock upon initial election as a director and an option to purchase an additional 1,000 shares of Common Stock on the first business day of each year in which he or she remains a director. The Director Plan is proposed to be amended as set forth herein to eliminate the automatic grants thereunder and to give the Board of Directors discretion with respect to the size and timing of grants to non-employee directors. See "Proposal Four - Amendment to Stock Option Plan for Non-Employee Directors."

     The exercise price of all options under the Director Plan is equal to the Common Stock's closing price on the date of grant. Unless otherwise provided by the Board of Directors at the time of grant, options granted under the Director Plan (i) are exercisable in full on the date of the grant and (ii) expire five years from the date of the grant. Awards granted under the Director Plan are not transferable.

     Pursuant to an Agreement between Mr. Goldberg and the Company, dated as of December 6, 1999, Mr. Goldberg will provide consulting services to the Company. During the time Mr. Goldberg is providing these services, he will not be eligible to participate in the Company's Director Plan. See "Employment and Other Agreements - Goldberg Separation Agreement" below.

Employment and Other Agreements

     Goldberg Employment Agreement
     -----------------------------

     The Company and Stanley Goldberg entered into an Employment Agreement dated September 23, 1992 and amended December 5, 1997 (the "Goldberg Employment Agreement") under which Mr. Goldberg agreed to serve as the Chief Executive Officer of the Company. The Goldberg Employment Agreement, as amended, provided for a minimum annual base compensation payable to Mr. Goldberg of $200,000 and for an annual bonus of up to 40% of his base salary based on personal and Company performance objectives established by the Company's Board of Directors. The Goldberg Employment Agreement also contained severance pay provisions triggered by the termination of Mr. Goldberg's employment with the Company under certain circumstances.

     Goldberg Stock Purchase Agreement
     ---------------------------------

     On April 29, 1997, the Company and Mr. Goldberg entered into a Stock Purchase Agreement (the "Goldberg Stock Purchase Agreement") whereby the Company sold 30,000 shares of its common stock to Mr. Goldberg and Mr. Goldberg made payment of the purchase price of the shares by delivering to the Company an installment promissory note secured by the shares purchased in the amount of $196,875. Under the Goldberg Stock Purchase Agreement, the Company agreed that, under certain circumstances, it would provide Mr. Goldberg with a bonus sufficient to pay the annual debt service requirements of the promissory note and reimburse Mr. Goldberg for the tax consequences of such bonus.

     Goldberg Separation Agreement
     -----------------------------

     Pursuant to an Agreement between Mr. Goldberg and the Company, dated as of December 6, 1999 (the "Goldberg Separation Agreement"), Mr. Goldberg resigned as the Chief Executive Officer of the Company as of December 1, 1999 and Mr. Goldberg's employment with the Company was terminated. Under the terms of the Goldberg Separation Agreement, the Company paid Mr. Goldberg a severance payment in the amount of $235,000, issued Mr. Goldberg a fully-vested, five-year option to purchase 52,000 shares of the Company's common stock at an exercise price of $2.81 per share (the fair market value on the date of the grant), and agreed to provide medical, dental, and disability insurance to Mr. Goldberg and to pay Mr. Goldberg an office space allowance of $1,000 per month for a period of one year. Under the Goldberg Separation Agreement, the Company also agreed to cancel the Goldberg Stock Purchase Agreement, to forgive Mr. Goldberg's principal and accrued interest obligations under the installment promissory note in the amount of $67,962 issued in connection with the Goldberg Stock Purchase Agreement, and to deliver to Mr. Goldberg stock certificates representing the 30,000 shares of common stock pledged to the Company to secure the payment of the note.

     The Goldberg Separation Agreement also contains provisions whereby Mr. Goldberg agreed to serve as Chairman of the Board of Directors of the Company and to provide ongoing consulting services to the Company for a period of three years (the "Consulting Agreement"). The Consulting Agreement may be terminated by either the Company or Mr. Goldberg by giving sixty days notice. Additionally, the Consulting Agreement will terminate in the event of Mr. Goldberg's death or disability, or in the event Mr. Goldberg is not reelected to the Company's Board of Directors by the Company's shareholders, or if the Company's Board of Directors determines that cause (as that term is defined) exists for the termination of the Consulting Agreement. The Consulting Agreement also contains confidentiality and non-competition provisions.

     As compensation for his consulting services, the Company agreed to pay Mr. Goldberg an annual fee of $125,000 and grant him a five-year option to purchase 50,000 shares of the Company's common stock. This option vests and becomes exercisable in equal monthly installments over the three year term of the Consulting Agreement and has an exercise price of $2.81 per share. Upon a sale or change of control of the Company, all unvested options will immediately vest. If Mr. Goldberg ceases to provide consulting services to the Company under the Consulting Agreement, all unvested options will terminate; except that, if the Consulting Agreement is terminated by the Company without cause or if Mr. Goldberg is not reelected to the Company's Board of Directors, all options which otherwise would have vested during the contract year (i.e. the fiscal period ending on the next November 30th) will become fully vested as of the termination date. Additionally, if the Consulting Agreement is terminated by the Company without cause or if Mr. Goldberg is not reelected to the Company's Board of Directors, the Company will pay to Mr. Goldberg his fee for the balance of the three-year term. In connection with the compensation to be paid under the Consulting Agreement, Mr. Goldberg has agreed that he will not be eligible to participate in the Company's Stock Option Plan for Non-employee Directors during the time that he is providing consulting services to the Company.

     Additionally, under the Consulting Agreement, the Company will pay Mr. Goldberg a bonus in the event that Mr. Goldberg, at the request of the Board of Directors or Chief Executive Officer, participates as one of the Company's principal representatives in negotiations leading to the completion of a sale of the Company or any business unit of the Company or in the acquisition of any other business. In such an event, the Company will pay Mr. Goldberg the lesser of $250,000 or one percent of the consideration paid or received by the Company or its shareholders, except that the fee shall be reduced to one-half of one percent of the consideration paid or received by the Company in the event that the Company is obligated to pay a success fee to any investment banker or business broker in connection with such transaction.

     Eisenschenk Employment Agreement
     --------------------------------

     The Company and Mark G. Eisenschenk entered into an Employment Agreement (the "Eisenschenk Employment Agreement") under which Mr. Eisenschenk agreed to serve as the Executive Vice President and Chief Financial Officer of the Company. The Eisenschenk Employment Agreement provided for a minimum annual base compensation payable to Mr. Eisenschenk of $125,000 and for an annual bonus of up to 30% of his base salary based on personal and Company performance objectives established by the Company's Board of Directors. The Eisenschenk Employment Agreement also contained severance pay provisions triggered by the termination of Mr. Eisenschenk's employment with the Company under certain circumstances.

     Eisenschenk Stock Purchase Agreement
     ------------------------------------

     On April 29, 1997, the Company and Mr. Eisenschenk entered into a Stock Purchase Agreement (the "Eisenschenk Stock Purchase Agreement") whereby the Company sold 10,000 shares of its common stock to Mr. Eisenschenk and Mr. Eisenschenk made payment of the purchase price of the shares by delivering to the Company an installment promissory note secured by the shares purchased in the amount of $65,625. Under the Eisenschenk Stock Purchase Agreement, the Company agreed that, under certain circumstances, it would provide Mr. Eisenschenk with a bonus sufficient to pay the annual debt service requirements of the promissory note and reimburse the Mr. Eisenschenk for the tax consequences of such bonus.

     Eisenschenk Separation Agreement
     --------------------------------

     Under a Separation Agreement and General Release between Mr. Eisenschenk and the Company, dated as of December 6, 1999 (the "Eisenschenk Separation Agreement"), Mr. Eisenschenk resigned as the Executive Vice President, Chief Financial Officer, and as an employee of the Company as of December 1, 1999 and the Eisenschenk Employment Agreement was terminated. Under the terms of the Eisenschenk Separation Agreement, the Company agreed to pay Mr. Eisenschenk a severance payment of $125,000, payable semi-monthly between December 1, 1999 and December 1, 2000 (the "Severance Period"), to provide medical, dental, and disability insurance to Mr. Eisenschenk for a period of one year after the effective date of the Eisenschenk Separation Agreement, to pay Mr. Eisenschenk an office space allowance of $1,000 per month for a period of one year after the effective date of the Eisenschenk Separation Agreement, and transfer to Mr. Eisenschenk the computer system he used at the Company. If Mr. Eisenschenk obtains full-time employment during the Severance Period, any compensation from other employment paid to Mr. Eisenschenk after June 1, 2000 will be offset against the Company's severance obligations under the Eisenschenk Separation Agreement and the insurance benefits provided by the Company will be terminated as of the date that comparable coverage under new employment commences. Under the Eisenschenk Separation Agreement, the Company also agreed to cancel the Eisenschenk Stock Purchase Agreement, to forgive Mr. Eisenschenk's principal and accrued interest obligations under the installment promissory note in the amount of $40,777 issued in connection with the Eisenschenk Stock Purchase Agreement, and to deliver to Mr. Eisenschenk stock certificates representing the 10,000 shares of common stock pledged to the Company to secure the payment of the note.

     Hetterick Employment Agreement
     ------------------------------

     The Company and John Hetterick entered into an Employment Agreement, dated December 1, 1999 (the "Hetterick Employment Agreement"), under which Mr. Hetterick agreed to serve as the Company's President and Chief Executive Officer. The Hetterick Employment Agreement provides for a minimum base salary of $200,000 per year plus a monthly car allowance of $500 per month. In addition, Mr. Hetterick is eligible for an annual bonus of up to 60% of his base salary based on personal and Company performance objectives established by the Company's Board of Directors. The Hetterick Employment Agreement further provides that the Company shall issue to Mr. Hetterick an option to purchase 150,000 shares of the Company's common stock contemporaneously with and contingent upon shareholder approval of an amendment to the Company's 1996 Incentive and Stock Option Plan (as set forth herein). The option will have an exercise price equal to the fair market value on the date of grant and will vest in equal monthly installments over a three year period. The Hetterick Employment Agreement also provides that Mr. Hetterick may be entitled to severance pay in the event that Mr. Hetterick's employment with the Company is terminated under certain circumstances. Such severance pay is equal to (i) his base monthly salary at the time of termination, payable over a period of twenty-four months and offset by any compensation received by Mr. Hetterick after the date twelve months following the termination, and (ii) a lump sum payment equal to the average bonus received by Mr. Hetterick during the two years preceding termination. Additionally, if Mr. Hetterick is terminated by the Company without cause or following a change in control (as those terms are defined), all unvested options will become fully vested and immediately exercisable. The Hetterick Employment Agreement also contains confidentiality and non-competition provisions.

Stock Option Plans

     In 1986, the Board of Directors and the Shareholders of the Company approved the 1986 Employee Incentive Stock Option Plan (the "1986 Plan") which expired on September 17, 1996. As of December 31, 1999, 106,840 shares of Common Stock were subject to outstanding options under the 1986 Plan at a weighted exercise price of $6.5625 per share of which options to purchase 105,570 shares were exercisable as of such date. As of December 31, 1999, a total of twenty employees held options under the 1986 Plan.

     In 1996, the Board of Directors adopted, and in 1997 the shareholders approved, the Verdant Brands, Inc. 1996 Incentive and Stock Option Plan (the "1996 Plan"). As of December 31, 1999, 235,700 shares of Common Stock were subject to outstanding options under the 1996 Plan at a weighted average exercise price of $4.48 per share, of which options to purchase 102,697 shares were exercisable as of such date. As of December 31, 1999, a total of 40 employees held options under the 1996 Plan.

     In connection with the Company's acquisition of Consep, Inc., and under terms of the Agreement and Plan of Merger by and between the Company and Consep, Inc. (the "Merger Agreement"), which was approved by Shareholders of the Company and of Consep at Special Meetings of Shareholders on December 7, 1998, the Company agreed to continue to honor the general terms of Consep's outstanding stock option agreements. The Merger Agreement specified that the Consep's stock option agreements would be reissued under the same original terms, except that they would be exercisable for Verdant Common Stock instead of Consep common stock in amounts equal to 95% of the number of shares as to which options were originally granted by Consep and at exercise prices equal to the exercise prices of the Consep options divided by 0.95.

     During 1999, the Company converted the Consep stock options to options to purchase Verdant Common Stock. Pursuant to the Consep conversion, on December 31, 1999, 80,862 shares of Verdant Common Stock were subject to outstanding options at a weighted exercise price of $9.59 per share, of which 57,725 shares were exercisable as of that date. As of December 31, 1999, a total of 34 Consep employees held options pursuant to the Consep conversion.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information as of March 1, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares, (ii) all directors and nominees for election as directors, (iii) the executive officers named in the executive compensation table and (iv) all officers and directors as a group. Unless noted below, the address of each of the following shareholders is the same as the Company. Such information is based upon information furnished by each owner, including, where applicable, information furnished in a Schedule 13G or 13F filed by such owner with the Securities and Exchange Commission. Percentages are based upon the number of shares of Verdant Brands, Inc. Common Stock outstanding as of March 1, 2000 plus, where applicable, the number of shares that the indicated person and group had a right to acquire within 60 days of such date.


      Name and Address                    Amount and Nature of          Percent
      of Beneficial Owner               Beneficial Ownership (1)       of Class

   Stanley Goldberg                               90,969                 1.8

   John F. Hetterick                              47,200                   *

   Robert W. Fischer                              22,400                   *

   Donald E. Lovness                               7,110                   *

   Volker G. Oakey                                82,062                   1.6

   Franklin Pass, M.D.                             5,000                   *

   Gordon F. Stofer                                2,945                   *

   Frederick F. Yanni, Jr.                         7,640                   *

   Scott A. Glatstein                             17,499                   *

   Steven R. Hartmeier                            10,604                   *

   Mark G. Eisenschenk                                 0                   *

   GE Capital Corporation                        334,793                   6.1
   10 South LaSalle Street, Suite 2800
   Chicago, Illinois 60603-1002

   Ray Lipkin                                    325,400                   6.4
   161 Ferndale Avenue South
   Wayzata, Minnesota 55391

   Officers and directors as
   a group (12 persons) (1)                      300,012                   5.7

----------
*    Less than one percent

(1)  The share amounts indicated in the above table include the following:

     Beneficially owned shares subject to options exercisable within sixty days of March 1, 2000 included in the table above.

                                                           Shares
                                                         Subject to
                                                          Options
                                                         ----------
     Stanley Goldberg                                      56,166
     Scott A. Glatstein                                    17,499
     Steven R. Hartmeier                                   10,604
     Volker G. Oakey                                       22,492
     Robert W. Fischer                                      5,000
     Donald E. Lovness                                      5,000
     Franklin Pass, M.D.                                    5,000
     Frederick F. Yanni, Jr.                                5,000
     John F. Hetterick                                     34,000
     Gordon F. Stofer                                       2,000
     All officers and directors as a group                164,844


                                  PROPOSAL TWO
                                  ------------
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche as the Company's independent auditors for the year ending December 31, 2000 and recommends that the Shareholders ratify that appointment. Deloitte & Touche has served as the Company's independent auditors for the fiscal years ended September 30, 1989 through 1997, the three month period ended December 31, 1997 and the years ended December 31, 1998 and 1999. Deloitte & Touche has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of Deloitte & Touche will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

        The Board of Directors recommends that you vote FOR Proposal Two.

                                 PROPOSAL THREE
                                 --------------

    TOAPPROVE AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER TO THE COMPANY'S 1996 EMPLOYEE INCENTIVE STOCK
    OPTION PLAN BY 500,000 AND TO INCREASE THE LIMIT ON THE NUMBER OF OPTIONS THAT MAY BE GRANTED TO AN EMPLOYEE IN A TWELVE MONTH PERIOD FROM 100,000
                            SHARES TO 250,000 SHARES

     In 1996, the Board of Directors adopted the 1996 Employee Incentive Stock Option Plan (the "Plan"), which was approved by the shareholders of the Company at the 1997 Annual Meeting. The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees capable of contributing to the growth and success of the Company, and by offering such employees an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees with those of the Company's shareholders. The 1996 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

     There are currently 250,000 shares of Common Stock reserved for issuance under the Plan. As of December 31, 1999, 14,300 shares of Common Stock remain available for future awards under the Plan. The Board of Directors believes that it must have a sufficient number of available shares if it is to continue to attract, retain and motivate qualified employees, and has therefore approved an amendment to the Plan, subject to shareholder approval, to increase the total number of shares available under the Plan from 250,000 to 750,000 shares. The amendment also provides that the maximum number of shares for which options may be granted to any eligible person in any calendar year be increased from 100,000 shares to 250,000 shares.

     A description of the Plan is set forth below.


1996 Incentive and Stock Option Plan
------------------------------------

     The Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee has discretion to select the recipients of options and awards, establish and amend the terms and conditions of each option and award (subject to the provisions of the Plan and the applicable provisions of the Internal Revenue Code), interpret and administer the Plan, and establish Plan rules. Full and part-time employees, members of the Board of Directors, consultants and independent contractors providing valuable services to the Company or any affiliate of the Company are eligible to receive options and awards under the Plan. Options and awards granted under the plan are nontransferable except by will or by the laws of descent and distribution, and are subject to various other conditions and restrictions.

     The Plan provides for the granting of both incentive stock options intended to qualify for preferential treatment under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive options"), and nonqualified options that do not qualify for such treatment ("non-statutory options"). The option price of an incentive option granted under the Plan must not be less than the fair market value of the Company's Common Stock on the date of the grant, and the term of an incentive option must not exceed ten years. For an incentive option granted under the Plan to an optionee who owns capital stock representing more than 10% of the voting rights of the capital stock of the Company and its subsidiaries, however, the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of the grant, and the term must not exceed five years. The Committee may permit grantees of options, subject to such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the exercise of the option or otherwise owned by the optionee) to the Company in payment of the exercise price of the option or to satisfy federal and state tax obligations incurred in connection with the exercise.

     The Plan also provides for restricted stock awards. At the time of an award of restricted stock under the Plan, a restricted period is established for each participant. During the restricted period, the restricted stock may not be transferred, encumbered or sold unless the Committee may otherwise determine. The participant, as owner of such shares, will have the rights of a stockholder, including the right to receive cash dividends and to vote.

     The Committee has the discretion, at the time of grant of any award under the Plan or thereafter, to approve the payment of cash bonuses to any grantee, to be paid upon the time of exercise of an option or receipt of another award, in amounts necessary to fund all or part of the federal or state taxes due as the result of the exercise or receipt.

     The grant of an option under the Plan will result in no tax consequences for the recipient or the Company or any subsidiary employing such individual (the "employer"). The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an incentive stock option is exercised. Upon exercise of a stock option other than an incentive stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or non-statutory stock option. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

     With respect to other awards granted under the Plan that are settled either in cash, shares or other property that is either transferable or not subject to a substantial risk of forfeiture, the holder of an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares or other property received (determined as of the date of such settlement) over (b) the amount (if any) paid for such shares or other property by the holder of the award, and the employer will then be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, unless a special tax election is made to recognize ordinary income upon receipt of the awards, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares or other property received (determined as of the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid by the participant for such shares or other property, and the employer will then be entitled to a deduction for the same amount.

     Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option, other purchase right, or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer's deduction may be determined as of such date.

       The Board of Directors recommends that you vote FOR Proposal Three.


                                  PROPOSAL FOUR
                                  -------------
    TO APPROVE AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
     AVAILABLE FOR ISSUANCE PURSUANT TO THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS BY 150,000 AND TO CHANGE THE MANNER IN WHICH OPTIONS
                      ARE GRANTED TO NON-EMPLOYEE DIRECTORS

     In 1993, the Board of Directors adopted the Stock Option Plan for Non-Employee Directors (the "Director Plan"), which was approved by the shareholders of the Company at the 1994 Annual Meeting of shareholders. Currently under the Director Plan, each new non-employee director of the Company is automatically granted an option to purchase 2,000 shares of Common Stock upon his or her initial election to the Board of Directors and on the first business day of each new fiscal year, each non-employee director is automatically granted an option to purchase 1,000 shares of Common Stock.

     The purpose of the Director Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining non-employee directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such directors with those of the Company's shareholders. The Company believes that stock options under the Director Plan are an important element in attracting and retaining highly skilled and qualified directors.

     There are currently 80,000 shares of Common Stock authorized for issuance under the Director Plan and as of December 31, 1999, 46,000 shares of Common Stock remain available for future awards under the Director Plan. The Board of Directors believes that the current number of available shares is inadequate if the Company is to attract, retain and motivate qualified non-employee directors, and has therefore approved an amendment to the Director Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder from 80,000 shares to 230,000 shares.

     Additionally, the Board of Directors believes it to be in the best interests of the Company and its shareholders to eliminate the automatic grant of options to non-employee directors and instead authorize the grant of options to non-employee directors on a discretionary basis to reflect the Company's performance, individual contributions to the Board of Directors and other factors. Therefore, it has approved an amendment to the Director Plan, subject to shareholder approval, to eliminate the automatic grant of options under the Director Plan and to replace it with a provision that gives the Board of Directors the discretion to determine the size and timing of options to be granted to non-employee directors.

     A description of the Director Plan is set forth below.

Stock Option Plan for Non-Employee Directors
--------------------------------------------

     The Director Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee has discretion (subject to the provisions of the Plan and the applicable provisions of the Internal Revenue Code) to interpret and administer the Director Plan, and establish Director Plan rules. The Director Plan currently provides that each non-employee director shall receive an option to purchase 2,000 shares of Common Stock upon initial election as a director and an option to purchase an additional 1,000 shares of Common Stock on the first business day of each fiscal year in which he or she remains a director. The Director Plan has been proposed to be amended to eliminate the automatic grant of options and to give the Board of Directors discretion with respect to the size and timing of grants under the Director Plan.

     The exercise price of all options under the Director Plan is equal to the fair market value on the date of grant. Options granted under the Director Plan shall expire no later than ten years from the date of the grant. Options issued under the Director Plan vest and become exercisable in 60 equal monthly installments, commencing one month after the date of the grant. After the 60th month, options granted under the Director Plan are exercisable in full until the end of the term of the option. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Company's Common Stock such that an adjustment is deemed appropriate to prevent dilution or enlargement of benefits under the Director Plan, such adjustments may be made to preserve the benefits intended under the Director Plan and such awards. Awards granted under the Director Plan are not transferable except by will or the laws of descent and distribution, and are subject to various other conditions and restrictions.

     The grant of an option issued under the Director Plan is not expected to result in any taxable income for the recipient. Upon exercising an option issued under the Director Plan, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option issued under the Director Plan will depend on how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with disposition of shares of Common Stock acquired under an option issued under the Director Plan.

       The Board of Directors recommends that you vote FOR Proposal Four.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

     In order to be eligible for inclusion in the Company's proxy solicitation materials for its next annual meeting of shareholders, any shareholder proposal to be considered at such meeting must be received at the Company's principal executive offices, 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431, not later than December 21, 2000. Any proposal by a shareholder to be presented at the next annual meeting must be received at the Company's principal executive offices not later than March 4, 2001. Management may use discretionary authority to vote against any shareholder proposal presented at the 2001 annual meeting if: (1) such proposal has been properly omitted from the Company's proxy materials under federal securities law; or (2) such proposal was not received at the Company's principal executive offices by March 4, 2001; or (3) the proponent has not solicited proxies in compliance with federal securities law from the holders of at least the percentage of the Company's voting shares required to carry the proposal.



                                       By Order of the Board of Directors,

                                       /s/ Monica Jeffries


                                       MONICA JEFFRIES
                                       Secretary

                                       Dated:  April 19, 2000

                              VERDANT BRANDS, INC.
                          (formerly Ringer Corporation)

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                       (as amended through March 31, 2000)

1.   Purpose of Plan

     This plan shall be known as the "Verdant Brands, Inc. Stock Option Plan For Non-Employee Directors" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of Verdant Brands, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable non-employee directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress. Options granted under this Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Stock Subject to Plan

     Subject to the provisions of Section 10 hereof, the stock to be subject to options under the Plan shall be authorized but unissued shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Subject to the adjustment as provided in Section 10 hereof, the maximum number of shares on which options may be exercised under this Plan shall be 230,000 shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.   Administration of Plan

     The Plan shall be administered by a committee composed of members of the Board of Directors of the Company (the "Committee"). The Committee shall have plenary authority in its discretion, subject to the express provisions of this Plan including the restrictions contained in Section 11 below, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

4.   Eligibility

          (a) Each director of the Company who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall be eligible under the Plan for grants of options to purchase shares of Common Stock.

          (b) The Board of Directors shall have plenary authority in its discretion to determine the Eligible Directors to whom and the time or times at which such options will be granted and the number of shares of Common Stock to be subject to each option.

5.   Price

     The option price for all options granted under the Plan shall be the fair market value of the shares covered by the option on the date the option is granted. For purposes of this Plan, the fair market value of the Common Stock on a given date shall be (i) the average of the closing representative bid and asked prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, if the Common Stock is then quoted on NASDAQ; (ii) the last sale price of the Common Stock as reported on the NASDAQ National Market System on such date, if the Common Stock is then quoted on the NASDAQ National Market System; or (iii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

6.   Term

     Each option and all rights and obligations thereunder shall, subject to the provisions of Section 8 herein, expire no later than 10 years from the date of granting of the option.

7.   Exercise of Option

          (a) Options granted under the Plan shall not be initially exercisable by the optionee but shall become exercisable on the first day of each month after the date of grant with respect to one-sixtieth (1/60) of the number of shares subject thereto (rounded up to the nearest whole number of shares) until the first day after the fifth annual anniversary of the date hereof when options granted hereunder shall be exercisable in full. Such installments shall cumulate and, if at any time the full amount purchasable is not purchased, the shares not purchased shall be purchasable at any subsequent time during the term of the option, subject to the provisions of
     Section 8 hereof.

          (b) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

          (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company either
     (i) in cash (including check, bank draft or money order), or (ii) by delivering the Company's Common Stock already owned by the optionee having a fair market value on the date of exercise equal to the full purchase price of the shares, or (iii) by any combination of cash and the method specified in (ii) of this sentence; provided, however, that an optionee shall not be entitled to tender shares of Common Stock pursuant to successive, substantially simultaneous exercises of options granted hereunder or in any manner tantamount to the technique commonly referred to as "pyramiding." For purposes of the preceding sentence, the fair market value of Common Stock tendered shall be determined as provided in Section 5 hereof as of the date of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.   Effect of Termination of Directorship or Death or Disability

          (a) In the event that an optionee shall resign or be removed without cause as a member of the Board of Directors of the Company or its subsidiaries, such optionee (or such optionee's guardian, administrators or personal representative in the case of disability or death) shall have the right to exercise the option for a period of ninety (90) days after such resignation or removal to the extent of the full number of shares he or she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          (b) In the event that an optionee shall die or become disabled while a Director of the Company or its subsidiaries, such optionee (or such optionee's guardian, administrators or personal representative) shall have the right to exercise the option for a period of one year after the date of such death or disability to the extent of the full number of shares he or she was entitled to purchase under the option on the date of death or disability, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          (c) In the event that an optionee shall cease to be a director of the Company by reason of his or her gross and willful misconduct during the course of his or her service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company, or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

          (d) Nothing in this Plan or in any agreement hereunder shall confer on any optionee any right to continue as a director of the Company or affect in any way any legal rights with respect to termination of such directorship or removal of such optionee as a director.

9.   Non-Transferability

     No option granted under the Plan shall be transferable by optionee, otherwise than by will or the laws of descent or distribution. Except as provided in Section 8 herein with respect to disability of the optionee, during the lifetime of an optionee, the option shall be exercisable only by such optionee.

10.  Dilution or Other Adjustments

     If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the exercise prices thereof in order to prevent dilution or enlargement of option rights.

11.  Amendment or Discontinuance of Plan

     The Committee may amend or discontinue the Plan at any time. However, subject to the provisions of Section 10, no amendment of the Plan shall, without shareholder approval: (a) increase the maximum number of shares with respect to which options may be granted under the Plan as provided in Section 2 hereof, (b) modify the eligibility requirements for participation in the Plan as provided in
Section 4 hereof, or (c) change the provisions of the Plan relating to the terms of options, including the date of grant or exercise price of, the number of shares subject to, or the vesting and termination of, options granted or to be granted to Eligible Directors. The Committee shall not alter or impair any option theretofore granted under the Plan.

12.  Time of Granting

     Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board of Directors or the shareholders of the Company, and no action taken by the Committee (other than the execution and delivery of an option), shall constitute the granting of an option hereunder.

13.  Effective Date and Termination of Plan

          (a) The Plan was approved by the Board of Directors on July 21, 1993, and shall be effective from that date, subject to the approval by shareholders of the Company. The Plan shall be submitted for approval to shareholders of the Company within 12 months of the effective date.

          (b) Unless the Plan shall have been discontinued as provided in
     Section 11 hereof, the Plan shall terminate on July 21, 2003. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

                              VERDANT BRANDS, INC.
                          (formerly Ringer Corporation)

                      1996 INCENTIVE AND STOCK OPTION PLAN
                       (as amended through March 31, 2000)


Section 1. Purpose.

     The purpose of this 1996 Incentive and Stock Option Plan (the "Plan") is to promote the interests of Verdant Brands, Inc. (the "Company") and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

Section 2. Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

          (b) "Award" shall mean any Option, Restricted Stock or other award granted under the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.

          (f) "Company" shall mean Verdant Brands, Inc., a Minnesota corporation, and any successor corporation.

          (g) "Eligible Person" shall mean any employee, officer, director, consultant or independent contractor providing services to the Company or any Affiliate.

          (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

          (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as the Committee shall establish in good faith from time to time. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq")) or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in The Wall Street Journal; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

          (j) "Incentive Stock Option" shall mean an option granted under
     Section 6(a) of the Plan that is intended to meet the requirements of
     Section 422 of the Code or any successor provision.

          (k) "Non-Qualified Stock Option" shall mean an option granted under
     Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

          (m) "Other Stock Grant" shall mean any right granted under Section 6(c) of the Plan.

          (n) "Participant" shall mean an Eligible Person whom the Committee designates to receive an Award under the Plan.

          (o) "Person" shall mean any individual, corporation, partnership, association or trust.

          (p) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

          (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

          (r) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3. Administration.

          (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
     (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

          (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code to the extent required by such Section.

          (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

          (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 750,000. Shares to be issued under the Plan shall be authorized but previously unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

          (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

               (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

               (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iv) Certain Options to be Treated as Non-Qualified Stock Options. If the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

               (v) Ten Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of
          Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

               (vi) Option Limitations Under the Plan For Purposes of Section 162(m). No Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than

          250,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to the extent required by such Section.

          (b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

               (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or on the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise as the Committee may deem appropriate.

               (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

               (iii)Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and become authorized but unissued Shares; provided, however, that the Committee, when it finds that a waiver would be in the best interests of the Company, may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

          (c) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.

          (d) General.

               (i)No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

               (ii) Grant of Additional Awards. An Eligible Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Committee shall so determine.

               (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

               (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

               (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee and the Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan.

               (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

Section 7. Income Tax Withholding; Tax Bonuses.

          (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

          (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of the federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 8. General Provisions.

          (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

          (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or director of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or directorship at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or directorship free from any liability or any claim under the Plan, except as otherwise expressly provided in the Plan or in any Award Agreement.

          (e) Governing Law. The validity, construction and effect of the Plan or of any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

          (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board of Directors, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be so construed or deemed amended without, in the determination of the Committee or the Board of Directors, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 9. Amendment and Termination; Adjustments.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

               (i) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

               (ii) cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

          (b) Amendments to Awards. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

          (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 10. Effective Date; Term.

          (a) Effective Date. The Plan shall be effective as of November 25, 1996 (the "Effective Date"); provided, however, that if the Company's shareholders do not approve the Plan at the next meeting of Shareholders, the Plan shall be null and void and all Awards granted prior to the date of such Special Meeting shall be of no force or effect.

          (b) Term. Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and

                            [Logo of Verdant Brands]


                               Please detach here

--------------------------------------------------------------------------------

      The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1. Election of  01 Robert W. Fischer  04 Donald E. Lovness  07 Gordon F. Stofer
   Directors:   02 Stanley Goldberg   05 Volker G. Oakey    08 Frederick F.
                03 John F. Hetterick  06 Franklin Pass            Yanni, Jr.

   [_]  Vote FOR all nominees          [_]  Vote WITHHELD
        (except as marked)                  from all nominees


(Instructions: To withhold authority to vote for       -----------------------
any indicated nominee, write the number(s) of the
nominee(s) in the box provided to the right.)          -----------------------

2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2000.

     [_]  For           [_]  Against          [_]  Abstain

3. To approve an amendment to increase the number of shares of common stock available for issuance under to the Company's 1996 Employee Incentive Stock Option Plan by 500,000 and to increase the limit on the number of options that may be granted to an employee in a twelve month period from 100,000 shares to 250,000 shares.

     [_]  For           [_]  Against          [_]  Abstain

4. To approve an amendment to increase the number of shares of common stock available for issuance pursuant to the Company's Stock Option Plan for non-employee directors by 150,000 and to change the manner in which options are granted to non-employee directors.

     [_]  For           [_]  Against          [_]  Abstain

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Address Change? Mark Box  [_]  Indicate changes below:


Dated:_________________________, 2000

--------------------------------------------

--------------------------------------------

Signature(s) in Box
Please sign exactly as your name appear hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.

                              VERDANT BRANDS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             Thursday, May 25, 2000
                        3:30 p.m., Central Standard Time

                            9555 James Avenue South
                                   Suite 200
                             Bloomington, Minnesota


--------------------------------------------------------------------------------



Verdant Brands, Inc.
9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431        Proxy
-----------------------------------------------------------------------------



          This proxy is solicited on behalf of the Board of Directors.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 19, 2000 appoints John Hetterick and Volker Oakey proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of Verdant Brands, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Verdant Brands, Inc. to be held on Thursday, May 25, 2000 at the offices of Verdant at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 at 3:30 p.m. local time. Each of the matters set forth below has been proposed by the Company.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all of the above items. Please sign, date and mail this proxy in the enclosed addressed envelope, which requires no postage if mailed in the U.S.


                      See reverse for voting instructions.